UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Filed by Party other than Registrant	☐

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☑	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

DUOS TECHNOLOGIES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Duos Technologies Group, Inc.

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(904) 652-1601

To The Shareholders of Duos Technologies Group, Inc.:

We are pleased to invite you to attend the 2017 Special Meeting of the Shareholders of Duos Technologies Group, Inc. (the “Company”, “we”, “us”, or “our”), which will be held at __________ [a.m./p.m.] __________ ____, 2017 at the Company’s headquarters located at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216 (the “Special Meeting”), for the purpose of considering and voting on a proposal to adopt an amendment to our Articles of Incorporation to effect a reverse stock split of our issued and outstanding common stock in a range of not less than 1-for-5 and not more than 1-for-500 (the “Proposal”). The form of this amendment to our Articles of Incorporation is attached to the Proxy Statement as Appendix A.

Our Board of Directors has fixed the close of business on _________ ____, 2017 as the Record Date for a determination of shareholders entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof (the “Record Date”).

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at _________ [a.m./p.m.]. Shares of the Company can be voted at the Special Meeting only if the shareholder is present in person or by valid proxy.

For admission to the Special Meeting, each shareholder may be asked to present a valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

Whether or not you plan to attend the Special Meeting, it is still important that your shares be represented. Please submit a proxy to vote your shares in one of three ways: via Internet, telephone or mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience.

By the Order of the Board of Directors of
Duos Technologies Group, Inc.
/s/ Gianni B. Arcaini
Gianni B. Arcaini
Chairman

Dated: _______ ___, 2017

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON _________________ ___, 2017.

Our proxy statement, which is enclosed with this mailing, is also available at [●]

Duos Technologies Group, Inc.
TABLE OF CONTENTS

Page
NOTICE OF SPECIAL MEETING	1

PROPOSAL — APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK IN A RANGE OF NOT LESS THAN 1 FOR 5 AND NOT MORE THAN 1 FOR 500	5

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10

WHERE YOU CAN FIND MORE INFORMATION	11

OTHER MATTERS	11

APPENDICES

APPENDIX A — CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF DUOS TECHNOLOGIES GROUP, INC. TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK	A-1

APPENDIX B – PROMISSORY NOTE	B-1

i

Duos Technologies Group, Inc.

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(904) 652-1601

2017 SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Duos Technologies Group, Inc., a Florida corporation (the “Company”, “we”, “us”, or “our”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2017 Special Meeting of Shareholders to be held at __________ [a.m./p.m.] on _______ ____, 2017 at the Company’s headquarters at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216. The proxy materials relating to the Special Meeting are first being mailed to shareholders entitled to vote at the meeting on or about ___________ _____, 2017.

Who is entitled to vote?

Our Board has fixed the close of business on ____________ ____, 2017 as the Record Date for a determination of shareholders entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof. On the Record Date, there were __________ shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each matter that may come before the Special Meeting. As of the Record Date, the Company has no outstanding shares of preferred stock.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the meeting?

Record holders and beneficial owners may attend the Special Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Special Meeting if your shares are held in street name.

How do I vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Special Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (holding shares in street name)

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

What constitutes a quorum?

To carry on the business of the Special Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the Record Date, are represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. Abstentions are counted as present for the purpose of determining the existence of a quorum. However, broker non-votes will not count as present for the purpose of determining the existence of a quorum.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the Proposal by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit solicitation of proxies.

Is the Proposal considered “Routine” or “Non-Routine”?

Proposal 1 is considered non-routine.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” the proposal. However, because the proposal requires a majority of our outstanding shares to vote “FOR” approval, a broker non-vote will adversely affect this proposal.

If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your vote instruction form but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board on any non-routine matter.

Important rule affecting beneficial owners holding shares in street name

Brokers may not use discretionary authority to vote shares on this Proposal if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

How are abstentions treated?

Abstentions have an effect on the outcome of any matter being voted on that requires the approval based on our total voting stock outstanding. Thus, abstentions will have a negative effect on this Proposal.

How many votes are needed for the Proposal to pass, is broker discretionary voting allowed and what is the effect of an abstention?

Proposal	Vote Required	Broker Discretionary Vote Allowed	Effect of Abstentions on the Proposal
To approve a reverse stock split	Majority of the outstanding voting shares	No	Vote against

What are the voting procedures?

You may vote in favor of the Proposal, against the Proposal, or you may abstain from voting on the Proposal. You should specify your choice on the accompanying proxy card or your vote instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Special Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Duos Technologies Group, Inc., 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216, Attention: Corporate Secretary.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What happens if additional matters are presented at the Special Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you submit a signed proxy card, the persons named as proxy holders, Mr. Gianni Arcaini and Mr. Adrian Goldfarb, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

What if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the Special Meeting, then Mr. Arcaini, our Chairman of the Board, is authorized to adjourn the Special Meeting until a quorum is present or represented.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: Duos Technologies Group, Inc., 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to the Company’s shareholders with respect to the Proposal brought before the Special Meeting.

Can a shareholder present a proposal to be considered at the 2017 annual meeting?

As detailed in our definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2016, shareholders wishing to submit proposals for our 2017 Annual Meeting in accordance with Rule 14a-8 needed to do so by November 20, 2016, and shareholders wishing to submit director nominations and proposals not pursuant to Rule 14a-8 were required to do so by December 22, 2016. Accordingly, it is too late for shareholders to submit proposals and nominations for consideration at the 2017 Annual Meeting. Deadlines for submitting proposals and nominations for consideration at our 2018 Annual Meeting will be announced in the proxy materials made available in connection with the 2017 Annual Meeting.

We reserve the right to amend our Bylaws and any change will apply to the 2018 Annual Meeting unless otherwise specified in the amendment.

Interest of officers and directors in matters to be acted upon

None of the officers or directors have any interest in any of the matters to be acted upon at the Special Meeting.

The Board Recommends that Shareholders Vote “For” the Proposal.

PROPOSAL.  AMENDMENT TO APPROVE A REVERSE STOCK SPLIT

Our Board has adopted and is submitting for shareholder vote an amendment to our Articles of Incorporation (“Charter”) that would grant to our Board the discretion to effect a reverse split of all outstanding shares of our common stock, if the Board deems that it is in our and our shareholders’ best interests, at a ratio of between, and including, 1-for-5 and 1-for-500 (we refer to a split at any such ratio as a “Reverse Stock Split”). Until one year from the Special Meeting, our Board will have the sole discretion to elect, as it determines to be in the best interests of the Company and our shareholders, whether or not to effect a Reverse Stock Split, and if so, at which ratio falling within the approved range. Our Board believes that approval of a proposal granting this discretion to the Board, rather than approval of an immediate Reverse Stock Split at a specified ratio, would provide the Board with maximum flexibility to react to current market conditions and to therefore achieve the purposes of the Reverse Stock Split, if implemented, and to act in the best interests of the Company and our shareholders.

To effect the Reverse Stock Split, our Board would authorize our management to file Articles of Amendment to our Articles of Incorporation (the “Charter”) with the Florida Secretary of State. If our Board elects to implement a Reverse Stock Split, the number of issued and outstanding shares of our common stock would be reduced in accordance with the ratio for the selected Reverse Stock Split. The par value of our common stock would remain unchanged at $0.001 per share, and the number of our authorized shares of common stock would remain unchanged. Our Board may elect not to implement any Reverse Stock Split at its sole discretion, if the proposed Reverse Stock Split is approved by our shareholders. The proposed form of amendment to our Charter to implement the Reverse Stock Split is attached to this Proxy Statement as Appendix A.

Overview

To effect the Reverse Stock Split, our Board has authorized our management to file an Amendment to our Charter with the Florida Secretary of State. Our Board may elect not to implement the approved Reverse Stock Split at its sole discretion, even if the proposed Reverse Stock Split is approved by our shareholders.  Our Board has the maximum flexibility to react to current market conditions and to therefore achieve the purposes of the Reverse Stock Split, if implemented, and to act in the best interests of us and our shareholders.

Our common stock is currently quoted on the OTCQB under the symbol “DUOT”.  On the Record Date, the last sale price of our common stock was $[●] per share. Our Board believes that our relatively low per-share market price of our common stock impairs the acceptability of the common stock to potential investors and certain members of the investing public, including institutional investors.  Our Board also believes that the Reverse Stock Split will move us closer to being eligible for listing on The Nasdaq Stock Market.   Additionally, if the Company does not receive approval of the Reverse Stock Split by March 15, 2017, the Company will be in default under an outstanding promissory note issued to JMJ Financial on December 20, 2016 (described below).

Purpose of the Reverse Stock Split

The Board believes that a Reverse Stock Split is desirable for a number of reasons, including but not limited to the following:

Meet our Obligations Under the December 2016 Promissory Note.  On December 20, 2016, the Company entered into a Securities Purchase Agreement with JMJ Financial (“JMJ”) pursuant to which JMJ advanced $575,000 to the Company and agreed to advance an additional $1,000,000 upon certain milestones being met and an additional $875,000 upon mutual consent of JMJ and the Company.  If the Company fails to have the Reverse Stock Split effective by March 15, 2017, it will be in default under the promissory note (the “Note”) issued in connection with the JMJ Stock Purchase Agreement and all amounts due under the Note will immediately become due.  A copy of the Note is attached hereto as Appendix B. Further, upon an event of default, JMJ has the right, at any time, at its election, to convert all or part of the outstanding and unpaid principal sum (and any other fees) into shares of fully paid and non-assessable shares of common stock.  Therefore, in order to comply with its contractual obligations, the Company must amend its Charter to effect the Reverse Stock Split.

Move The Company Closer to Listing on Nasdaq.  By potentially increasing our stock price, the Reverse Stock Split would potentially increase our minimum bid or share price required for the initial listing requirements for The Nasdaq Capital Market (“Nasdaq”).  We currently do not meet the Nasdaq listing requirements, including the minimum bid price and shareholders’ equity.   The Reverse Stock Split will not cause us to meet all of the listing requirements for Nasdaq.  However, we believe the Reverse Stock Split will increase our stock price which may help us move towards eventually meeting the minimum share price requirements.  We can provide no assurances that the Reverse Stock Split will have a long-term positive effect on the market price of our common stock, or increase our ability to be listed or approved for trading on Nasdaq.

Increase in Eligible Institutional and Other Investors.  We believe a Reverse Stock Split may increase the price of our common stock or potentially decrease its volatility, and thus may allow a broader range of institutional investors with the ability to invest in our stock.  For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks whose price is below a certain threshold.  We believe that increased institutional investor interest in the Company and our common stock will potentially increase the overall market for our common stock.

Increase Analyst and Broker Interest.  We believe a Reverse Stock Split would help increase analyst and broker-dealer interest in our common stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker/dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many brokerage houses have adopted investment guidelines and policies and practices that either prohibit or discourage them from investing or trading such stocks or recommending them to their clients and customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize we will remain a “penny stock” under the rules of the Securities and Exchange Commission because a penny stock trades at less than $5.00, we think the increase from the Reverse Stock Split will position us better if our business continues to increase as we expect. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our common stock can result in shareholders or potential shareholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Risks of the Reverse Stock Split

The Reverse Stock Split may not increase our market capitalization, which would prevent us from realizing some of the anticipated benefits of the Reverse Stock Split.  The market price of our common stock is based on a number of factors which may be unrelated to the number of shares outstanding. These factors may include our performance, general economic and market conditions and other factors, many of which are beyond our control. The market price per share may not rise, or it may remain constant in proportion to the reduction in the number of shares outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. In the future, the market price of our common stock following the Reverse Stock Split may not equal or exceed the market price prior to the Reverse Stock Split.

Effects of the Reverse Stock Split

Reduction of Shares Held by Individual Shareholders.  After the effective date of the Reverse Stock Split, each common shareholder will own fewer shares of our common stock. However, the Reverse Stock Split will affect all of our common shareholders uniformly and will not affect any common shareholder’s percentage ownership interests in us, except to the extent that the Reverse Stock Split would have resulted in any of  our shareholders owning a fractional share as described below. As discussed further below, in lieu of issuing fractional shares, we will round up to the next whole share the number of shares issued to any shareholder who would otherwise be issued a fractional share. The number of shareholders of record will not be affected by the Reverse Stock Split (except to the extent that shares are rounded up). However, if the Reverse Stock Split is approved, it will increase the number of shareholders who own “odd lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of common stock.

Reduction in Total Outstanding Shares.  The proposed Reverse Stock Split will reduce the total number of outstanding shares of common stock by a factor based on the ratio of the split. The following table shows the number of shares of our common stock outstanding both before the Reverse Stock Split and after the Reverse Stock Split:

	Shares of Common Stock Outstanding Before the Reverse Stock Split	Shares of Common Stock Outstanding After the Reverse Stock Split
1-for-5 Reverse Stock Split	65,709,075	13,141,815
1-for-500 Reverse Stock Split	65,709,075	131,418

If the Reverse Stock Split is between the two numbers (1-for-5 and 1-for-500) in the table above, the number of outstanding shares will be proportionately reduced.

Change in Number and Exercise Price of Employee and Equity Awards.  The Reverse Stock Split will reduce the number of shares of common stock available for issuance under our equity plans and agreements in proportion to the split ratio. Under the terms of our outstanding equity and option awards, the Reverse Stock Split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards in proportion to the split ratio of the Reverse Stock Split and will cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares authorized for future issuance under our equity plans will also be proportionately reduced. The number of shares of common stock issuable upon exercise or vesting of stock option awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. Warrant and other convertible security holders, if any, will also see a similar reduction of the number of shares such instruments are convertible into as the stock option holders described above.

Regulatory Effects.  Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the common stock under the Exchange Act or our obligation to publicly file financial and other information with the Securities and Exchange Commission. If the Reverse Stock Split is implemented, our common stock will continue to trade on the OTCQB.

In addition to the above, the Reverse Stock Split will have the following effects upon our common stock:

•

The number of shares owned by each holder of common stock will be reduced;

•

The per share loss and net book value of our common stock will be increased because there will be a lesser number of shares of our common stock outstanding;

•

The authorized common stock and the par value of the common stock will remain $0.001 per share;

•

The stated capital on our balance sheet attributable to the common stock will be decreased and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased;

•

All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of common stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of common stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split;

Shares of common stock after the Reverse Stock Split will be fully paid and non-assessable. The amendment to the Charter will not change any of the other the terms of our common stock. The shares of common stock after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of common stock prior to the Reverse Stock Split.

Because the number of authorized shares of our common stock will not be reduced, an overall effect of the Reverse Stock Split of the outstanding common stock will be an increase in authorized but unissued shares of our common stock. These shares may be issued by our Board in its sole discretion.  See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock.

Once we implement a Reverse Stock Split, the share certificates representing the shares will continue to be valid. In the future, new share certificates will be issued reflecting the Reverse Stock Split, but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur without any further action on the part of our shareholders. After the effective date of the Reverse Stock Split, each share certificate representing the shares prior to the Reverse Stock Split will be deemed to represent the number of shares shown on the certificate, divided by the split ratio. Certificates representing the shares after the Reverse Stock Split will be issued in due course as share certificates representing shares prior to the Reverse Stock Split are tendered for exchange or transfer to our transfer agent. We request that shareholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing new shares following the Reverse Stock Split that are issued in exchange for share certificates issued prior to the Reverse Stock Split representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new shares after the Reverse Stock Split, the time period during which a shareholder has held their existing pre-Reverse Stock Split old shares will be included in the total holding period.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split would become effective upon the filing of a Certificate of Amendment to our Charter with the Secretary of State of the State of Florida. The exact date of the filing of the amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our shareholders including but not limited the filing deadline under the JMJ Note described above. In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to our Charter, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split. If an amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Florida by the close of business one year from the Special Meeting, our Board will abandon the Reverse Stock Split.

After the filing of the amendment, our common stock will have a new CUSIP number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

As soon as practicable after the Reverse Stock Split our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., shareholders who hold their shares directly in their own name and not through a broker). Record holders of pre-Reverse Stock Split shares will be asked to surrender to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

For street name holders of pre-Reverse Stock Split shares (i.e., shareholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the effective date of the Reverse Stock Split.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No service charges, brokerage commissions or transfer taxes will be payable by any shareholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

No Issuance of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, shareholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive a certificate representing the number of shares they would otherwise be entitled to rounded up to the next whole share.

Accounting Matters

The par value per share of our common stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheet attributable to common stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of our common stock outstanding. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences

Each shareholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only shareholders who hold the pre-Reverse Stock Split shares and post- Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address shareholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign shareholders, shareholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, shareholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code, shareholders who are subject to the alternative minimum tax provisions of the Code, and shareholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. Current tax law may change, possibly even retroactively. This summary does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post- Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

A holder of the pre-Reverse Stock Split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre- Reverse Stock Split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-Reverse Stock Split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

No Appraisal Rights

Shareholders have no rights under the Florida Law or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Anti-Takeover Effects of the Reverse Stock Split

The overall effect of the Reverse Stock Split may be to render more difficult the accomplishment of mergers or the assumption of control by a principal shareholder and thus make the removal of management more difficult.

The effective increase in our authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by our Board to thwart a takeover attempt. The over-all effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to shareholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent shareholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.  Additionally, the Reverse Stock Split is not being conducted in an effort to take the Company private.

Neither our Charter nor our Bylaws presently contain any provisions having anti-takeover effects and the Reverse Stock Split Proposal is not a plan by our Board to adopt a series of amendments to our Charter or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Plans for Newly Available Shares

The Company presently has no specific plans, nor has it entered into any arrangements or understandings regarding the shares of common stock that will be newly available for issuance upon effectiveness of the Reverse Stock Split.

Voting Securities and Principal Holders Thereof

The following table sets forth the number of shares of common stock beneficially owned as of the Record Date by (i) those persons known by the Company to be owners of more than 5% of its common stock, (ii) each director, (iii) the named executive officers, and (iv) the Company’s executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Duos Technologies Group, Inc., 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216, Attention: Corporate Secretary.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)
Named Executive Officers:
Common Stock	Gianni Arcaini (2)	4,698,773	7.2%
Common Stock	Adrian Goldfarb (3)	165,600	*

Directors:
Common Stock	Joseph Glodek (4)	0	0%
Common Stock	Fred Mulder (5)	381,206	*
Common Stock	Officers and Directors as a group (5 persons)	5,245,579	8.0%

5% Shareholders:
Common Stock	De Hoge Noot BV	17,074,610	26.0%
Common Stock	Alain Hirschler	5,225,333	8.0%
Common Stock	Michiel Hirschler	6,375,424	9.7%

———————

* Less than 1%.

(1)

Beneficial Ownership Note. Applicable percentages are based on 65,709,075 shares outstanding as of the Record Date. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of notes. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.

(2)	Arcaini. Mr. Arcaini is an executive officer.
(3)	Goldfarb. Mr. Goldfarb is an executive officer.
(4)	Glodek. Mr. Glodek is a director.
(5)	Mulder. Mr. Mulder is a director.

The Board recommends a vote “For” the Reverse Stock Split.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where our reports, proxy and information statements and other information regarding our Company may be obtained free of charge.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters. However, if any other matters shall properly come before Special the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, the Company will cancel your previously submitted proxy.

By the Order of the Board of Directors of
Duos Technologies Group, Inc.
/s/ Gianni B. Arcaini
Gianni B. Arcaini
Chairman

Dated: _______ ___, 2017

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, STOCKHOLDERS ARE URGED TO SUBMIT YOUR PROXY BY INTERNET, BY TELEPHONE OR BY MAIL AS SOON AS POSSIBLE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

DUOS TECHNOLOGIES GROUP, INC.

Article V of the Articles of Incorporation is hereby amended by adding the following paragraph:

(G)

Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to the Articles of Incorporation of the Corporation, each ________ shares of Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock (the “Reverse Stock Split”). Each holder of a certificate or certificates that immediately prior to the Reverse Split Date represented outstanding shares of Old Common Stock (the “Old Certificates”) will be entitled to receive, upon surrender of such Old Certificates to the Company for cancellation, a certificate or certificates (the “New Certificates”, whether one or more) representing the number of whole shares (rounded up to the nearest whole share) of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Reverse Split Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. In lieu of any such fractional shares of New Common Stock, each shareholder with a fractional share will be entitled to receive, upon surrender of Old Certificates to the Company for cancellation, a New Certificate representing the number of shares such shareholder would otherwise be entitled to rounded up to the next whole share. If more than one Old Certificates shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Company shall carry forward any fractional share until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer. From and after the Reverse Stock Split Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be an amount equal to the product of the number of issued and outstanding shares of New Common Stock and the $0.001 par value of each such share.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this __ day of __________, 20__.

DUOS TECHNOLOGIES GROUP, INC.

By:	/s/
Name:
Title:

A-1

APPENDIX B

PROMISSORY NOTE

FOR VALUE RECEIVED, Duos Technologies Group, Inc., a Florida corporation (the “Issuer” of this Security) with at least 66,000,000 common shares issued and outstanding, issues this Security and promises to pay to JMJ Financial, a Nevada sole proprietorship, or its Assignees (the “Investor”) the Principal Sum along with the Interest Rate and any other fees according to the terms herein.  This Note will become effective only upon execution by both parties and delivery of the first payment of Consideration by the Investor (the “Effective Date”).  Any term not otherwise defined herein shall have the meaning given such term in the Securities Purchase Agreement SPA-12202016, dated December 20, 2016, between the Issuer and the Investor (the “Securities Purchase Agreement”).

The Principal Sum is up to $2,500,000 (two million five hundred thousand) plus accrued and unpaid interest and any other fees.  The Consideration is up to $2,375,000 (two million three hundred seventy five thousand) payable by wire (there exists a $125,000 original issue discount (the “OID”)).  The Investor shall pay $1,500,000 of Consideration in accordance with the attached Funding Schedule in its sole election.  The Investor may pay up to an additional $875,000 of Consideration to the Issuer in such amounts and at such dates as the Investor may choose, however, the Issuer has the right to reject any of those payments within 24 hours of receipt of rejected payments.  THE PRINCIPAL SUM DUE TO THE INVESTOR SHALL BE BASED ON THE CONSIDERATION ACTUALLY PAID BY INVESTOR (PLUS AN APPROXIMATE 5% ORIGINAL ISSUE DISCOUNT THAT IS BASED ON THE CONSIDERATION ACTUALLY PAID BY THE INVESTOR AS WELL AS ANY OTHER INTEREST OR FEES) SUCH THAT THE ISSUER IS ONLY REQUIRED TO REPAY THE AMOUNT FUNDED AND THE ISSUER IS NOT REQUIRED TO REPAY ANY UNFUNDED PORTION OF THIS NOTE.  The Maturity Date is the earlier of May 15, 2017 or the third business day after the closing of the Public Offering.  The Principal Sum of this Note, as well as any unpaid interest and other fees, shall be due and payable on the Maturity Date.  The Investor may extend any Maturity Date in its sole discretion in increments of up to sixty days at any time before or after any Maturity Date.  The Maturity Date shall automatically be deemed extended unless the Investor provides notice to the Issuer that it is not or has not extended the Maturity Date, which notice the Investor may provide at any time before or after the Maturity Date.

1. Repayment.  The Issuer may repay this Note at any time on or before its Maturity Date.  In the event the Investor submits a conversion as permitted by this Note, the Issuer may not repay the amount converted.

2. Conversion upon Default on Repayment.  In the event the Issuer fails to repay the balance due under this Note on its Maturity Date, the Investor has the right, at any time, at its election, to convert all or part of the outstanding and unpaid Principal Sum and accrued interest (and any other fees) into shares of fully paid and non-assessable shares of common stock of the Issuer as per this conversion formula:  Number of shares receivable upon conversion equals the dollar conversion amount divided by the Conversion Price.  The Conversion Price is the lesser of $0.15 (subject to adjustment for stock splits) or 60% of the lowest trade price in the 25 trading days previous to the conversion (In the case that conversion shares are not deliverable by DWAC an additional 10% discount will apply; and if the shares are ineligible for deposit into the DTC system and only eligible for Xclearing deposit an additional 5% discount shall apply; in the case of both an additional cumulative 15% discount shall apply).  Unless otherwise agreed in writing by both parties, at no time will the Investor convert any amount of the Note into common stock that would result in the Investor owning more than 9.99% of the common stock outstanding.  Conversion notices may be delivered to the Issuer’s transfer agent or to the Issuer by method of the Investor’s choice (including but not limited to email, facsimile, mail, overnight courier, or personal delivery), and all conversions shall be cashless and not require further payment from the Investor.  If no objection is delivered from the Issuer to the Investor regarding any variable or calculation of the conversion notice within 24 hours of delivery of the conversion notice to the Issuer’s transfer agent or to the Issuer, the Issuer shall have been thereafter deemed to have irrevocably confirmed and irrevocably ratified such notice of conversion and waived any objection thereto.  The Issuer or its transfer agent shall deliver the shares from any conversion to the Investor (in any name directed by the Investor) within 3 (three) business days of conversion notice delivery.  The Investor, at any time prior to selling all of the shares from a conversion, may, for any reason, rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares and have the rescinded conversion amount returned to the Principal Sum with the rescinded conversion shares returned to the Issuer (under the Investor’s and the Issuer’s expectations that any returned conversion amounts will tack back to the original date of the Note).

3. Conversion Upon Issuance of a Variable Security.  In the event the Issuer fails to repay the balance due under this Note on its Maturity Date, if the Issuer issues a Variable Security at any time this Note is outstanding, then in such event the Investor shall have the right to convert all or any portion of the outstanding balance of this Note into shares of the Issuer’s common stock on the same terms as granted in any applicable Variable Security issued by the Issuer (including, for the avoidance of doubt, conversion price, conversion discount, conversion lookback period, method and timing of conversion share delivery, etc.).  In addition, this Note shall automatically be deemed to have been amended to include any applicable conversion rights granted pursuant to any such Variable Security that is issued by the Issuer.  A Variable Security is any security issued by the Issuer that (i) has or may have conversion rights of any kind, contingent, conditional or otherwise in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the common stock; (ii) is or may become convertible into common stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion price that varies with the market price of the common stock, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition; or (iii) was issued or may be issued in the future in exchange for or in connection with any contract or instrument, whether convertible or not, where the number of shares of common stock issued or to be issued is based upon or related in any way to the market price of the common stock, including, but not limited to, common stock issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange.

4. Reservation of Shares.  At all times during which this Note is outstanding, the Issuer will reserve for the Investor from its authorized and unissued Common Stock a number of shares of not less than five times the number of shares necessary to provide for the issuance of Common Stock upon the full conversion of this Note.  The Issuer initially shall reserve 100,000,000 shares of Common Stock for the Investor.  The Issuer represents that Pacific Stock Transfer Co. serves as the Issuer’s transfer agent as of the Effective Date of this Note.  The Issuer acknowledges that Pacific Stock Transfer Co. is a party to an irrevocable instruction and share reservation letter agreement between the Issuer, the transfer agent and the Investor regarding this Note.  The Issuer agrees that the Issuer’s use of Pacific Stock Transfer Co. as its transfer agent is material to the Investor, that the Issuer may not terminate without the Investors written consent, or replace Pacific Stock Transfer Co. as the Issuer’s transfer agent without obtaining the Investor’s written consent thirty days in advance of such termination or replacement, and that the Issuer must provide the Investor, within five business days following the termination, resignation or replacement of Pacific Stock Transfer Co. or any subsequent transfer agent an irrevocable instruction and share reservation letter, executed by the Issuer and the new transfer agent, providing rights to the Investor identical to the rights provided to the Investor in the irrevocable instruction and share reservation letter between the Issuer, the Investor, and Pacific Stock Transfer Co.  The Issuer further agrees that every provision in the irrevocable instruction and share reservation letter agreement are also material to the Investor such that the Investor would not otherwise enter into this Note.

5. Terms of Future Financings.  Until such time as the closing of the Public Offering (as defined in the Securities Purchase Agreement), so long as this Note is outstanding, upon any issuance by the Issuer of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Investor in this Note, such term, at the Investor’s option, shall become a part of the transaction documents with the Investor.  The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion rights, conversion discounts, conversion lookback periods, interest rates, original issue discounts, and warrant coverage.

In addition, until such time as the closing of the Public Offering, with the exception of Excepted Issuances (as defined below), if the Issuer shall issue or sell Common Stock, or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock (including pursuant to the terms of any outstanding securities issued prior to the issuance of this security (including, but not limited to, warrants, convertible notes, or other agreements)) or any security entitling the holder thereof (including pursuant to sales, grants, conversions, warrant exercises or other issuances to the Investor as a result of these Transaction Documents (as defined below), prior transaction documents, or future transaction documents) to acquire Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock (a “Common Stock Equivalent”) at an effective price per share less than the Conversion Price, then simultaneously with the consummation of each dilutive issuance the Conversion Price for the Investor shall be reduced (and only reduced) and consequently the number of Shares issuable to the Investor shall be increased (and only increased).  Such adjustment shall be made to the Conversion Price whenever such Common Stock or Common Stock Equivalents are issued.

The Issuer shall notify the Investor of such additional or more favorable term, including the applicable issuance price, or applicable reset price, exchange price, conversion price, exercise price and other pricing terms, and, at any time while this Note is outstanding, the Investor may request of the Issuer and/or its transfer agent (and they will provide) a schedule of all issuances since the Effective Date of this Note of shares of common stock or of securities entitling the holder thereof to acquire shares of common stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of common stock of the Issuer. Excepted Issuance means Company’s issuance of Common Stock in full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity, so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights.

6. Default.  Each of the following are an event of default under this Note: (i) the Issuer shall fail to pay any principal under the Note when due and payable (or payable by conversion) thereunder; or (ii) the Issuer shall fail to pay any interest or any other amount under the Note when due and payable (or payable by conversion) thereunder; or (iii) the Issuer shall breach or fail to honor any other term of this Note, any term under any other document related to this Note, or any other written agreement between the Issuer and the Investor (collectively, the “Transaction Documents”), including, without limitation, the Issuer’s obligation to reserve at all times a sufficient number of shares to provide for the issuance of common stock upon the full conversion of this Note pursuant to Section 4 of this Note; or (iv) the Issuer fails to keep available a sufficient number of authorized, unissued and unreserved shares of common stock (other than shares of common stock reserved for the Investor) to permit the Investor to increase its share reserve to such number of shares as equals not less than five times the outstanding Note balance divided by the closing price of the Issuer’s common stock; or (v) the Issuer’s failure to increase the number of authorized shares of common stock of the Issuer within sixty days of having a number of authorized, unissued, and unreserved shares of common stock (excluding shares of common stock reserved for the Investor) of less than five times the number of shares necessary to provide for the issuance of common stock upon full conversion of this Note; or (vi) the Issuer terminates or replaces the entity or person serving as the transfer agent for the Issuer without obtaining the previous written consent of the Investor thirty days in advance of such termination or replacement; or (vii) the Issuer’s failure to appoint a new transfer agent approved by the Investor (such approval not to be unreasonably withheld) and to provide the Investor, within five business days following termination, resignation or replacement of the current transfer agent, an irrevocable instruction and share reservation letter, executed by the Issuer and the new transfer agent, providing rights to the Investor identical to the rights provided to the Investor in the irrevocable instruction and share reservation letter between the Issuer, the Investor, and the terminated, resigned or replaced transfer agent; or (viii) the Issuer generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (ix) the Issuer shall make a general assignment for the benefit of creditors; or (x) the Issuer shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (xi) an involuntary proceeding shall be commenced or filed against the Issuer; or (xii) the Issuer’s common stock has an offering price of $0.0001 on its principal trading market at any time; or (xiii) the Issuer’s market capitalization (the number of shares of common stock issued and outstanding multiplied by the price per share of common stock) is less than $200,000 at any time or decreases to less than 50% of the market capitalization on the Effective Date of any payment of Consideration; or (xiv) the price per share of the Issuer’s common stock decreases to less than 50% of the price per share on the Effective Date of any payment of Consideration; or (xv) the Issuer shall lose its status as “DTC Eligible” or the Issuer’s shareholders shall lose the ability to deposit (either electronically or by physical certificates, or otherwise) shares into the DTC System; or (xvi) the Issuer shall become delinquent in its filing requirements as a fully-reporting issuer registered with the SEC; or (xvii) the Issuer shall fail to meet all requirements to satisfy the availability of Rule 144 to the Investor or its assigns including but not limited to timely fulfillment of its filing requirements as a fully-reporting issuer registered with the SEC, requirements for XBRL filings, and requirements for disclosure of financial statements on its website; or (xviii) the Issuer fails to file with the SEC by January 21, 2017 the Preliminary Schedule 14A Proxy Statement calling for a meeting of the Issuer's shareholders to approve the Reverse Split; or (xix) the Issuer fails to file with the SEC by February 5, 2017 the Definitive Schedule 14A Proxy Statement calling for a meeting of the Issuer's shareholders to approve the Reverse Split; or (xx) the Issuer fails to hold the meeting of shareholders by March 5, 2017; or (xxi) the Issuer’s shareholders fail to approve the Reverse Split by March 15, 2017; or (xxii) the Issuer fails to file the Registration Statement with the SEC by January 21, 2017; or (xxiii) the Issuer fails to file with the SEC by March 22, 2017 Amendment No. 1 to the Registration Statement; or (xxiv) the reverse split of the Issuer’s common stock fails to become effective by March 22, 2017; or (xxv) the Issuer fails to file a listing application with The Nasdaq Capital Market and / or NYSE-MKT by February 15, 2017; or (xxvi) the Issuer fails to obtain from Nasdaq or NYSE by March 22, 2017 conditional approval of the listing of the Issuer’s common stock on The Nasdaq Capital Market or NYSE-MKT subject only to completion of the Public Offering pursuant to the Registration Statement and to the Issuer’s common stock maintaining the minimum price requirements prior to uplisting; or (xxvii) Joseph Gunnar & Co., LLC or the Issuer terminates the engagement letter in which the Issuer engaged Joseph Gunnar & Co., LLC to conduct the public offering of the Issuer’s securities pursuant to the Registration Statement; or (xxviii) Joseph Gunnar & Co., LLC or the Issuer suspends pursuit of the public offering of the Issuer’s securities pursuant to the Registration Statement.

7. Remedies.  For each conversion, in the event that shares are not delivered by the fourth business day (inclusive of the day of conversion), a fee of $2,000 per day will be assessed for each day after the third business day (inclusive of the day of the conversion) until share delivery is made; and such fee will be added to the Principal Sum of the Note (under the Investor’s and the Issuer’s expectations that any penalty amounts will tack back to the original date of the Note).  Upon each occurrence of any other event of default, the Investor may asses and apply a fee against the Issuer of not less than $75,000 at any time any balance remains outstanding on this Note, regardless of whether such event of default has been cured or remedied and regardless of whether the Investor delivered a notice of default at the time of the event of default or at the time the Investor discovered the event of default.  The parties agree that the fee shall be applied to the balance of the Note and shall tack back to the Effective Date of the Note for purposes of Rule 144.  The parties acknowledge and agree that upon an event of default, Investor’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates and future share prices, Investor’s increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for Investor, among other reasons. Accordingly, any fees, charges, and default interest due under this Note or any other Transaction Document between the parties are intended by the parties to be, and shall be deemed, liquidated damages. The parties agree that such liquidated damages are a reasonable estimate of Investor’s actual damages and not a penalty, and shall not be deemed in any way to limit any other right or remedy Investor may have hereunder, at law or in equity. The parties acknowledge and agree that under the circumstances existing at the time this Note is entered into, such liquidated damages are fair and reasonable and are not penalties. All fees, charges, and default interest provided for in this Note and the Transaction Documents are agreed to by the parties to be based upon the obligations and the risks assumed by the parties as of the Effective Date and are consistent with investments of this type. The liquidated damages provisions shall not limit or preclude a party from pursuing any other remedy available at law or in equity; provided, however, that the liquidated damages are intended to be in lieu of actual damages.

8. Acceleration.  In the event of any default, the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages, fees and other amounts owing in respect thereof through the date of acceleration (the “Note Balance”), shall become, at the Investor’s election, immediately due and payable in cash at the Mandatory Default Amount.  The Mandatory Default Amount means the Investor’s choice of (this choice may be made at any time without presentment, demand, or notice of any kind):  (i) the Note Balance divided by the Conversion Price on the date of the default multiplied by the closing price on the date of the default; or (ii) the Note Balance divided by the Conversion Price on the date the Mandatory Default Amount is either (a) demanded or (b) paid in full, whichever has a lower Conversion Price, multiplied by the closing price on the date the Mandatory Default Amount is either (a) demanded or (b) paid in full, whichever has a higher closing price; or (iii) 150% of the Note Balance.  In connection with such acceleration described herein, the Investor need not provide, and the Issuer hereby waives, any presentment, demand, protest or other notice of any kind, and the Investor may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such acceleration may be rescinded and annulled by the Investor at any time prior to payment hereunder and the Investor shall have all rights as a holder of the note until such time, if any, as the Investor receives full payment pursuant to this Section 8.  No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon.

9. Right to Specific Performance and Injunctive Relief.  Nothing herein shall limit the Investor’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  In this regard, the Issuer hereby agrees that the Investor will be entitled to obtain specific performance and/or injunctive relief with respect to the Issuer’s failure to timely deliver shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof or the Issuer’s obligations regarding the reservation of shares and its transfer agent, including the use, termination, replacement or resignation of the transfer agent and the obligation to deliver an irrevocable instruction and share reservation letter with any subsequent transfer agent.  The Issuer agrees that, in such event, all requirements for specific performance and/or preliminary and permanent injunctive relief will be satisfied, including that the Investor would suffer irreparable harm for which there would be no adequate legal remedy.  The Issuer further agrees that it will not object to a court or arbitrator granting or ordering specific performance or preliminary and/or permanent injunctive relief in the event the Investor demonstrates that the Issuer has failed to comply with any obligation herein.  Such a grant or order may require the Issuer to immediately issue shares to the Investor pursuant to a Conversion Notice and/or require the Issuer to immediately satisfy its obligations regarding the reservation of shares and its transfer agent, including the use, termination, replacement or resignation of the Issuer’s transfer agent and the obligation to deliver an irrevocable instruction and share reservation letter with any subsequent transfer agent.  The Issuer further expressly waives any right to any bond in connection with any temporary or preliminary injunction.

10. No Shorting.  The Investor agrees that so long as this Note from the Issuer to the Investor remains outstanding, the Investor will not enter into or effect “short sales” of the Common Stock or hedging transaction which establishes a net short position with respect to the Common Stock of the Issuer.  The Issuer acknowledges and agrees that upon delivery of a conversion notice by the Investor, the Investor immediately owns the shares of Common Stock described in the conversion notice and any sale of those shares issuable under such conversion notice would not be considered short sales.

11. Assignability.  The Issuer may not assign this Note.  This Note will be binding upon the Issuer and its successors and will inure to the benefit of the Investor and its successors and assigns and may be assigned by the Investor to anyone without the Issuer’s approval.

12. Governing Law, Legal Proceedings, and Arbitration.  THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEVADA (INCLUDING ANY RIGHTS TO SPECIFIC RELIEF PROVIDED FOR UNDER NEVADA STATUTES), WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.  THE PARTIES HEREBY WARRANT AND REPRESENT THAT THE SELECTION OF NEVADA LAW AS GOVERNING UNDER THIS NOTE (I) HAS A REASONABLE NEXUS TO EACH OF THE PARTIES AND TO THE TRANSACTIONS CONTEMPLATED BY THE NOTE; AND (II) DOES NOT OFFEND ANY PUBLIC POLICY OF NEVADA, FLORIDA, OR OF ANY OTHER STATE, FEDERAL, OR OTHER JURISDICTION.

ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER ARISING OUT OF OR RELATED TO THIS NOTE, OR ANY OTHER AGREEMENTS BETWEEN THE PARTIES, SHALL BE COMMENCED ONLY IN THE STATE OR FEDERAL COURTS OF GENERAL JURISDICTION LOCATED IN MIAMI-DADE COUNTY, IN THE STATE OF FLORIDA, EXCEPT THAT ALL SUCH DISPUTES BETWEEN THE PARTIES SHALL BE SUBJECT TO ALTERNATIVE DISPUTE RESOLUTION THROUGH BINDING ARBITRATION AT THE INVESTOR’S SOLE DISCRETION AND ELECTION (REGARDLESS OF WHICH PARTY INITIATES THE LEGAL PROCEEDINGS). The parties agree that, in connection with any such arbitration proceeding, each shall submit or file any claim which would constitute a compulsory counterclaim within the same proceeding as the claim to which it relates.  Any such claim that is not submitted or filed in such proceeding shall be waived and such party will forever be barred from asserting such a claim.  Both parties and the individuals signing this Note agree to submit to the jurisdiction of such courts or to such arbitration panel, as the case may be.

If the Investor elects alternative dispute resolution by arbitration, the arbitration proceedings shall be conducted in Miami-Dade County and administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules and Mediation Procedures in effect on the Effective Date of this Note, except as modified by this agreement. The Investor’s election to arbitrate shall be made in writing, delivered to the other party, and filed with the American Arbitration Association. The American Arbitration Association must receive the demand for arbitration prior to the date when the institution of legal or equitable proceedings would be barred by the applicable statute of limitations, unless legal or equitable proceedings between the parties have already commenced, and the receipt by the American Arbitration Association of a written demand for arbitration also shall constitute the institution of legal or equitable proceedings for statute of limitations purposes. The parties shall be entitled to limited discovery at the discretion of the arbitrator(s) who may, but are not required to, allow depositions.  The parties acknowledge that the arbitrators’ subpoena power is not subject to geographic limitations.  The arbitrator(s) shall have the right to award individual relief which he or she deems proper under the evidence presented and applicable law and consistent with the parties’ rights to, and limitations on, damages and other relief as expressly set forth in this Note.  The award and decision of the arbitrator(s) shall be conclusive and binding on all parties, and judgment upon the award may be entered in any court of competent jurisdiction.  The Investor reserves the right, but shall have no obligation, to advance the Issuer’s share of the costs, fees and expenses of any arbitration proceeding, including any arbitrator fees, in order for such arbitration proceeding to take place, and by doing so will not be deemed to have waived or relinquished its right to seek the recovery of those amounts from the arbitrator, who shall provide for such relief in the final award, in addition to the costs, fees, and expenses that are otherwise recoverable.  The foregoing agreement to arbitrate shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

13. Delivery of Process by the Investor to the Issuer.  In the event of any action or proceeding by the Investor against the Issuer, and only by the Investor against the Issuer, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by the Investor via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Issuer at its last known attorney as set forth in its most recent SEC filing.

14. Attorney Fees. If any attorney is employed by either party with regard to any legal or equitable action, arbitration or other proceeding brought by such party for enforcement of this Note or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Note, the prevailing party will be entitled to recover from the other party reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

15. Opinion of Counsel. The Issuer shall provide the Investor with an opinion of counsel prior to the Effective Date of the Note that neither this Note, nor any other agreement between the parties, nor any of their terms (including, but not limited to, interest, original issue discount, conversion terms, warrants terms, penalties, fees or liquidated damages), individually or collectively violate any usury laws in the State of Nevada.  Prior to the Effective Date of the Note, the Issuer and its management have reviewed such opinion, consulted their counsel on the opinion and on the matter of usury, and have further researched the matter of usury to their satisfaction.  Further, the Issuer and its management agree with the opinion of the Issuer’s counsel that neither this Note nor any other agreement between the parties is usurious and they agree they will not raise a claim of usury as a defense to the performance of the Issuer’s obligations under this Note or any other agreement between the parties.  THE ISSUER HEREBY WARRANTS AND REPRESENTS THAT THE SELECTION OF NEVADA LAW AS GOVERNING UNDER THIS AGREEMENT (I) HAS A REASONABLE NEXUS TO EACH OF THE PARTIES AND TO THE TRANSACTIONS CONTEMPLATED BY THESE AGREEMENTS; AND (II) DO NOT OFFEND ANY PUBLIC POLICY OF NEVADA, FLORIDA, OR OF ANY OTHER STATE, FEDERAL, OR OTHER JURISDICTION.  In the event that any other opinion of counsel is needed for any matter related to this Note, the Investor has the right to have any such opinion provided by its counsel.  Investor also has the right to have any such opinion provided by Issuer’s counsel.

16. Notices.  Any notice required or permitted hereunder (including Conversion Notices and demands for arbitration) must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier.  Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

17. Funding Schedule.  See terms of the attached Funding Schedule.

*     *     *

Issuer:	Investor:

Gianni B. Arcaini	JMJ Financial
Duos Technologies Group, Inc.	Its Principal
Chief Executive Officer

Date:	Date:

[Promissory Note Signature Page]

FUNDING SCHEDULE

•

$575,000 paid to Issuer as the Purchase Price at closing under the Securities Purchase Agreement.

•

$150,000 paid to Issuer within 5 business days after the Issuer completes both of the following items:  (i) The Issuer files with the SEC the Registration Statement; and (ii) The Issuer files with the SEC the Preliminary Schedule 14A Proxy Statement calling for a meeting of the Issuer’s shareholders to approve, among other things, the Reverse Split; provided that both items are completed by January 21, 2017.

•

$100,000 paid to Issuer within 5 business days after the Issuer files with the SEC the Definitive Schedule 14A Proxy Statement calling for a meeting of the Issuer’s shareholders to approve, among other things, the Reverse Split; provided that the filing is completed by February 5, 2017.

•

$250,000 paid to Issuer within 5 business days after the Issuer files with the SEC a Form 8-K reporting that the Issuer's shareholders have approved the Reverse Split, provided that the Issuer files the Form 8-K by March 22, 2017.

•

$75,000 paid to Issuer within 5 business days after the Issuer files Amendment No. 1 to the Registration Statement, provided that the Issuer files Amendment No. 1 to the Registration Statement by March 22, 2017.

•

$250,000 paid to Issuer within 5 business days after the Reverse Split becomes effective, provided that the Reverse Split becomes effective by March 22, 2017.

•

$100,000 paid to Issuer within 5 business days after Nasdaq (or NYSE) has conditionally approved the listing of the Issuer’s common stock on The Nasdaq Capital Market (or NYSE-MKT) subject only to completion of the Public Offering pursuant to the Registration Statement and the Issuer’s common stock maintaining the minimum price requirements prior to uplisting, provided that such conditional approval is received by March 22, 2017.

•

The Investor may pay additional Consideration to the Issuer after the first $1,500,000 in such amounts and at such dates as the Investor may choose, however, the Issuer has the right to reject any of those payments in excess of $1,500,000 within 24 hours of its receipt of rejected payments.  The Issuer may not reject any of the first $1,500,000 of payments of Consideration from the Investor.

Conditions to Funding Each Payment

The funding of each payment is subject to both the above and the following conditions, such that if the Issuer does not meet the conditions set forth above and below, Investor may elect not to make payment (regardless of whether the failure to meet the conditions is cured or remedied).  However, Investor may elect to make any payment at any time even if the Issuer is not eligible for payment according to these conditions.  In the event that the Investor elects not to make any payment as set forth above, Issuer’s principal amount will be limited to the amounts paid in, plus any applicable original issue discount, interest, penalties/liquidated damages, or fees.

•

At the time of each payment interval, the Issuer’s common stock must not have traded at a price per share of less than $0.03 at any time within the previous thirty trading days for any payment interval prior to the reverse split becoming effective and must not have traded at a price per share of less than $5.00 (on a split adjusted basis) at any time within the previous thirty trading days for any payment interval after the reverse split becomes effective.

•

At the time of each payment interval, the Issuer’s common stock must be eligible for deposit in the DTC system.

•

At the time of each payment interval, the Issuer must be current in its filings as a fully-reporting issuer registered with the SEC.  The Issuer would not be deemed current in its filings if it were to file a Notification of Late Filing that would otherwise extend the Issuer’s deadline for filing a report with the SEC.

•

Neither Joseph Gunnar & Co., LLC nor the Issuer has terminated the engagement letter in which the Issuer engaged Joseph Gunnar & Co., LLC to conduct the public offering of the Issuer’s securities pursuant to the Registration Statement.

•

Neither Joseph Gunnar & Co., LLC nor the Issuer has suspended pursuit of or otherwise delayed or postponed the public offering of the Issuer’s securities pursuant to the Registration Statement.

•

It must be apparent that the Public Offering of the Issuer’s securities pursuant to the Registration Statement is on track to close prior to May 15, 2017.

•

No event of default has occurred under this Note, regardless of whether such event of default has been cured or remedied and regardless of whether the Investor delivered a notice of default at the time of the event of default or at the time the Investor discovered the event of default.

•

There will be no payments after February 15, 2017 if the Issuer has not filed a listing application with The Nasdaq Capital Market and / or NYSE-MKT.

•

There will be no payments after March 15, 2017 if the Issuer has not obtained the approval of the Issuer's shareholders to conduct the Reverse Split.

•

There will be no payments after the first three payments listed above unless the Greentree Financial litigation is settled and paid.

DUOS TECHNOLOGIES GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF SHAREHOLDERS – ____________ ____, 2017 AT _

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
PHONE:	Call 1 (800) 690-6903
INTERNET:	https://www.proxyvote.com

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MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2017

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

The shareholder(s) hereby appoints Gianni Arcaini and Adrian Goldfarb, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of DUOS TECHNOLOGIES GROUP, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholder(s) to be held at _____ a.m./p.m., Florida time on __________ ____, 2017, at the Company’s headquarters located at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations.  If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

The Board of Directors recommends you vote FOR the following Proposal:

To approve the amendment to the Company’s Articles of Incorporation to effect a reverse split of our common stock at an exchange ratio of between, and including, 1-for-5 and 1-for-500	FOR ☐ AGAINST ☐ ABSTAIN ☐

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